BRIDGES INVESTMENT FUND, INC.

                                  THIRTY-FIFTH

                           ANNUAL SHAREHOLDER REPORT

                                      1997




                               CONTENTS OF REPORT


            Pages 1 - 4        Shareholder Letter

            Exhibit 1          Statement of Income and Expenses by
              Page 5           Calendar Quarter for the Year Ended
                               December 31, 1997

            Exhibit 2          Historical Financial Information
              Pages 6 - 8

            Exhibit 3          Portfolio Transactions During the Period From
              Pages 9 - 10     October 1, 1997, through December 31, 1997

            Exhibit 4          Reports to Stockholders of Management
              Page 11          Companies

            Page 12            Report of Independent Public Accountants

            Pages 13 - 27      Audited Financial Statements for the
                               Year Ended December 31, 1997

            MD&A 1 - 11        Management Discussion and Analysis




      This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus, a copy of which may be obtained by inquiry to the Fund's office.
                         BRIDGES INVESTMENT FUND, INC.
                              8401 West Dodge Road
                             Omaha, Nebraska 68114

                            Telephone  402-397-4700
                            Facsimile  402-397-8617



                         Directors
                         ---------

                    Frederick N. Backer
                    Edson L. Bridges II
                    Edson L. Bridges III
                    N. P. Dodge, Jr.
                    John W. Estabrook
                    Jon D. Hoffmaster
                    John J. Koraleski
                    Roger A. Kupka
                    Gary L. Petersen
                    Roy A. Smith
                    L.B. Thomas



                              Officers
                              --------

                    Edson L. Bridges II - Chairman and
                                            Chief Executive Officer
                    Edson L. Bridges III - President
                    Douglas P. Person - Vice President
                    Rosemary M. Teckmeyer - Vice President
                    Mary Ann Mason - Secretary
                    Kathleen J. Stranik - Assistant Secretary
                    Nancy K. Dodge - Treasurer



                                   Auditor
                                   -------

                              Arthur Andersen LLP
                              1700 Farnam Street
                              Omaha, Nebraska 68102



                              Corporate Counsel
                              -----------------

                         Baird, Holm, McEachen,
                          Pedersen, Hamann & Strasheim
                         1500 Woodmen Tower
                         Omaha, Nebraska 68102

                         BRIDGES INVESTMENT FUND, INC.
                        8401 WEST DODGE ROAD, SUITE 256
                             OMAHA, NEBRASKA  68114


                                                       JANUARY 22, 1998

DEAR SHAREHOLDER:

REVIEW OF 1997
--------------


     THE NET ASSET VALUE PER SHARE OF THE FUND WAS $29.02 ON DECEMBER 31, 1997, EX-DIVIDEND $.115 PER SHARE. THIS PRICE WAS 18.2% HIGHER THAN THE $24.56 NET ASSET VALUE PER SHARE AT YEAR-END 1996. THE CASH AMOUNTS DISTRIBUTED AND MADE PAYABLE TO SHAREHOLDERS DURING 1997 ADDED UP TO $.81321 PER SHARE, CONSISTING OF $.5075 IN DIVIDENDS AND $.30571 IN REALIZED CAPITAL GAINS. THUS, THE FUND'S TOTAL RETURN COMPONENTS FOR 1997 WERE $4.46 IN PRICE APPRECIATION ($29.02 - $24.56 = $4.46) AND $.81321 FOR A COMBINED VALUE IMPROVEMENT OF $5.27321 PER SHARE. THIS $5.27321 PER SHARE INCREASE IN VALUE, WHEN COMPARED TO THE BEGINNING NET ASSET VALUE OF $24.56, RESULTED IN A 21.47% TOTAL RETURN FOR THE FUND DURING 1997.

     THIS 21.47% TOTAL RETURN FOR 1997 EXTENDED TO 20 THE NUMBER OF CONSECUTIVE YEARS IN WHICH THE FUND EARNED A POSITIVE TOTAL RETURN.

     THE POPULAR STOCK MARKET AVERAGES, AS MEASURED BY THE DOW JONES INDUSTRIAL AVERAGE AND THE STANDARD & POOR'S 500 COMPOSITE INDEX, WERE UP 24.94% AND 33.32% RESPECTIVELY DURING 1997. THE STOCK MARKET'S PERFORMANCE IN 1997 WAS EXTRAORDINARY IN THE SENSE THAT LARGE PRICE GAINS WERE ACHIEVED ON TOP OF A PREVIOUS RECORD HIGH FOR THE STOCK MARKET. THE STOCK PRICE ADVANCES IN 1997 WERE JUSTIFIED ONCE AGAIN BY SOLID INCREASES IN EARNINGS PER SHARE. A FAVORABLE INTEREST RATE ENVIRONMENT WAS A LESS DOMINANT FACTOR IN THE UPWARD PROGRESS FOR STOCK PRICES DURING 1997.

FUND OPERATIONS
---------------


     THE NET ASSETS OF THE FUND WERE $36,647,535 ON DECEMBER 31, 1997, REPRESENTING THE HIGHEST LEVEL FOR NET ASSETS FOR ANY CALENDAR QUARTER REPORTING DATE. DURING 1997, NET ASSETS GREW $7,398,047 OR 25.3% FROM THE $29,249,488 VALUE ON DECEMBER 31, 1996.

     THERE WERE 1,262,818 SHARES OUTSTANDING ON DECEMBER 31, 1997. THIS POSITION WAS THE HIGHEST LEVEL FOR SHARES OUTSTANDING FOR ANY FINANCIAL STATEMENT REPORTING PERIOD FOR THE FUND. THE NET GAIN FOR SHARES OUTSTANDING DURING 1997 WAS 71,987 UNITS, CONSTITUTING A 6.0% INCREASE COMPARED TO THE 1,190,831 EXTANT AT DECEMBER 31, 1996.

     IN 1997, THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS WAS 2.64%, THE RATIO OF OPERATING EXPENSES TO AVERAGE NET ASSETS WAS 0.81%, AND THE PORTFOLIO TURNOVER RATE WAS 8%. THE NET INVESTMENT INCOME RATIO OF 2.64% WAS AT THE LOWEST LEVEL IN OUR MEMORY, REFLECTING HISTORICALLY LOW CURRENT DIVIDEND RETURNS FOR 1997 FOR COMMON STOCKS DUE TO SHARPLY ELEVATED STOCK PRICES. THE 0.81% RATIO OF OPERATING EXPENSES FOR 1997 WAS THE LOWEST COST IN THE 35 YEAR HISTORY OF THE FUND. THE 8% PORTFOLIO TURNOVER RATE FOR 1997 WAS TYPICAL FOR THE PAST FIVE YEARS, ALTHOUGH TRADING IN THE PORTFOLIO SECURITIES WAS WELL BELOW THE 20%-30% NORMAL NET ASSET TURNOVER THAT PREVAILED FOR A TEN-YEAR OR LONGER PERIOD OF TIME IN THE PAST. IN GENERAL, THE COMPANIES IN THE FUND'S PORTFOLIO HAVE PERFORMED UP TO OR EXCEEDED THE EARNINGS EXPECTATIONS SET BY THE MANAGEMENT, THEREBY QUALIFYING THEMSELVES AS OUTSTANDING HOLDINGS ON A LONG-TERM BASIS.

Shareholder Letter                -2-                      January 22, 1998


     PLEASE REFER TO EXHIBITS 1 THROUGH 3, THE REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND PAGES 13 THROUGH 27 IN THE ACCOMPANYING AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDING DECEMBER 31, 1997, TO LOCATE THE SUPPORTING DETAIL AND SUPPLEMENTARY INFORMATION ABOUT THE FUND'S OPERATIONS DURING 1997.

     THE TEXT FOR THE MANAGEMENT'S DISCUSSION AND ANALYSIS OF THE RESULTS FOR 1997 AND THE INVESTMENT RETURNS FOR THE PREVIOUS ONE YEAR, FIVE YEAR, AND TEN YEAR PERIODS ARE LOCATED IMMEDIATELY FOLLOWING PAGE 27 AT THE END OF THE AUDITED FINANCIAL STATEMENTS. THE TEXT FOR MANAGEMENT'S DISCUSSION AND ANALYSIS IS PROVIDED AS AN INTEGRAL PART OF THE FUND'S ANNUAL PROSPECTUS DISCLOSURES. THIS INFORMATION IS INTENDED TO BE EXTENSIVE FOR A COMPLETE COMPREHENSION OF THE FUND'S INVESTMENT POSITION AND PERFORMANCE.

DIVIDEND
--------

     ON DECEMBER 2, 1997, THE BOARD OF DIRECTORS DECLARED A REGULAR QUARTERLY DIVIDEND AND A YEAR-END EXTRA DIVIDEND FROM THE NET INVESTMENT INCOME EARNED DURING THE OCTOBER-DECEMBER QUARTER OF 1997 AND FROM ANY UNDISTRIBUTED NET INVESTMENT INCOME EARLIER IN 1997. THIS DIVIDEND WAS MADE PAYABLE ON JANUARY 22, 1998, FROM NET INCOME ACCRUED THROUGH DECEMBER 31, 1997, TO SHAREHOLDERS OF RECORD ON THE SAME DATE. THE DETERMINATION OF THE EXACT AMOUNT PER SHARE OF THIS DIVIDEND WAS DELEGATED TO THE PRESIDENT AND TREASURER OF THE FUND AFTER THE PRECISE NET INCOME OF THE FUND WAS ESTABLISHED ON THE RECORD DATE. THESE TWO OFFICERS WERE CEDED THE AUTHORITY TO CLASSIFY INCOME PAYMENTS BETWEEN A REGULAR QUARTERLY AMOUNT AND THE YEAR-END EXTRA AMOUNT.

     THE PRESIDENT AND THE TREASURER DETERMINED THE ORDINARY INCOME REGULAR DIVIDEND TO BE $.105 PER SHARE AND THE YEAR-END EXTRA AMOUNT TO BE $.01 PER SHARE FOR A TOTAL OF $.115 PER SHARE TO BE PAID OUT UNDER THE DIVIDEND RESOLUTION ADOPTED BY THE BOARD OF DIRECTORS ON DECEMBER 2, 1997. THIS PAYMENT, IN ADDITION TO THE $.125 PER SHARE PREVIOUSLY PAID AND DECLARED IN OCTOBER, 1997, BROUGHT THE TOTAL CASH DISTRIBUTIONS PAYABLE FROM ORDINARY INCOME EARNED DURING THE FOURTH QUARTER OF 1997 AND THROUGHOUT THE ENTIRE YEAR OF 1997 TO $.24 PER SHARE. THE $.105 PER SHARE REGULAR AND $.01 EXTRA AMOUNTS DETERMINED BY THE PRESIDENT AND TREASURER WERE CONFIRMED AND RATIFIED BY THE BOARD OF DIRECTORS AT THEIR MOST RECENT REGULAR MEETING HELD ON JANUARY 13, 1998.

TAX INFORMATION
---------------

     A LETTER OF EXPLANATION REGARDING THE TAXABILITY OF THE DIVIDEND AND CAPITAL GAINS PAYMENTS MADE BY THE FUND DURING 1997 WILL ACCOMPANY THIS LETTER TO YOU. YOU SHOULD PROVIDE A COPY OF THIS LETTER DATED JANUARY 22, 1998, WHICH ADDRESSES THE PREPARATION OF INFORMATION FOR FEDERAL INCOME TAX RETURNS, TO YOUR TAX PREPARER OR CONSULTANT.

FORM 1099-DIV
-------------

     BRIDGES INVESTOR SERVICES, INC. HAS PREPARED AND WILL ISSUE A FORM 1099-DIV FOR 1997 FOR YOUR SHAREHOLDER ACCOUNT ON OR ABOUT JANUARY 31, 1998.

MARKET VALUE INFORMATION
------------------------

     INVESTORS WHO OWN INDIVIDUAL RETIREMENT ACT AND STANDARD RETIREMENT PLAN ACCOUNTS IN THE FUND WILL RECEIVE A SPECIAL MESSAGE ON THE ENCLOSED DIVIDEND REINVESTMENT CONFIRMATION STATEMENT TO DISCLOSE THE MARKET VALUE OF YOUR ACCOUNT AS OF DECEMBER 31, 1997. THIS INFORMATION WILL BE UTILIZED IN THE FILING OF THE


Shareholder Letter                    -3-               January 22, 1998


FORM 5498 AND THE FORM 5500EZ REPORTS WITH THE APPROPRIATE FEDERAL AUTHORITIES BY OUR PERSONNEL LATER ON IN 1998.


ANNUAL MEETING
--------------

     THE PROXY AND PROXY STATEMENT FOR THE THIRTY-FIFTH ANNUAL MEETING OF THE SHAREHOLDERS OF THE FUND, TO BE HELD ON TUESDAY, FEBRUARY 17, 1998, AT 11:00 A.M., WILL ACCOMPANY THIS REPORT. SHAREHOLDERS ARE ENCOURAGED TO ATTEND THE ANNUAL MEETING AT THE OFFICES OF THE FUND. IF YOU PLAN TO BE PRESENT, PLEASE NOTIFY THE FUND'S CORPORATE SECRETARY, MRS. MARY ANN MASON, OR OUR TREASURER, MRS. NANCY K. DODGE BY PHONE, BY LETTER, OR BY WRITTEN NOTE ON YOUR PROXY FORM.

     UNDER FEDERAL REGULATIONS THAT BECAME EFFECTIVE ON NOVEMBER 23, 1994, THE FUND MUST REPORT THE RESULTS OR TABULATION OF THE VOTES ON EACH MATTER AND DIRECTOR NOMINEES IN THE NEXT SHAREHOLDER SEMI-ANNUAL AND ANNUAL COMMUNICATION FOLLOWING THE SHAREHOLDER MEETING. THE RESULTS FOR THE LAST ANNUAL MEETING OF THE SHAREHOLDERS OF THE FUND WERE PUBLISHED IN A LETTER DATED APRIL 25, 1997. THIS SAME REPORT APPEARS AS EXHIBIT 4, ATTACHED HERETO, TO FULFILL THE ANNUAL COMMUNICATION REQUIREMENT.

THE OUTLOOK
-----------

     IN 1997, COMMON STOCKS POSTED THEIR THIRD CONSECUTIVE YEAR OF SIGNIFICANTLY ABOVE-AVERAGE TOTAL RETURNS. IN FACT, THE 1995-1997 TOTAL RETURN OF 125.49% FOR THE S&P 500 (COMPOUND ANNUAL RETURN OF 31.07%) REPRESENTS THE BEST THREE-YEAR RETURN FOR STOCKS THIS CENTURY AND THE ONLY TIME THE MARKET HAS RETURNED OVER 20% PER YEAR FOR THREE CONSECUTIVE YEARS.

     THE STRONG PRICE ADVANCE FOR COMMON STOCKS DURING 1997 WAS DRIVEN BY A CONTINUATION OF THE PRIMARY FACTORS WHICH HAVE PROPELLED EQUITIES SINCE DECEMBER OF 1994 -- NAMELY, STRONG CORPORATE EARNINGS GROWTH, A BENIGN INTEREST RATE ENVIRONMENT, AND A SEEMINGLY INSATIABLE DEMAND FOR EQUITY-ORIENTED MUTUAL FUNDS ON THE PART OF INVESTORS. IT IS LIKELY THAT THE EVENTUAL END TO THE CURRENT BULL MARKET WILL BE BROUGHT ON BY A SIGNIFICANT DETERIORATION IN ONE OR MORE OF THESE THREE AREAS.

     STOCK PRICES GENERALLY OUTPERFORMED CORPORATE EARNINGS GROWTH DURING 1997 (S&P 500 INDEX ADVANCED 31% IN PRICE WITH EARNINGS UP 15% YEAR OVER YEAR) RESULTING IN AN APPRECIABLE INCREASE IN EQUITY VALUATIONS. CONSEQUENTLY, THE RISK OF DISAPPOINTMENT IS PROBABLY AT THE HIGHEST LEVEL FOR STOCKS GENERALLY SINCE THE SUMMER OF 1990. WITH EQUITY VALUATIONS SOMEWHAT EXTENDED, WE WOULD ANTICIPATE THAT MARKET VOLATILITY WOULD BE HIGHER IN 1998 THAN HAS GENERALLY BEEN THE CASE OVER THE PAST FIVE OR SIX YEARS, WHICH HAS BEEN A PERIOD OF TIME CHARACTERIZED BY ABNORMALLY LOW EQUITY PRICE VOLATILITY. SHOULD VOLATILITY INCREASE DURING 1998, WE WILL SEEK TO BE SOMEWHAT MORE OPPORTUNISTIC THAN HAS BEEN THE CASE IN RECENT YEARS AND USE PERIODS OF BROAD PRICE WEAKNESS TO CONCENTRATE HOLDINGS IN THOSE COMPANIES WHICH WE BELIEVE OFFER THE BEST COMBINATION OF SUPERIOR LONG-TERM FUNDAMENTALS AND REASONABLE VALUATION CHARACTERISTICS.

     WHILE OUR EXPECTATIONS FOR THE NEAR TO INTERMEDIATE TERM ARE MODEST IN RELATION TO THE SIGNIFICANT PROGRESS ACHIEVED BY EQUITIES OVER THE PAST THREE YEARS, WE REMAIN CONSTRUCTIVE LONGER TERM ON THE OUTLOOK FOR COMMON STOCKS, AS WE BELIEVE THEY WILL OFFER THE BEST TOTAL RETURNS IN A PERIOD WHICH IS LIKELY TO BE CHARACTERIZED BY LOW INFLATION, INTENSE COMPETITION, AND AN INCREASED DESIRE ON THE PART OF INVESTORS TO MAINTAIN ATTRACTIVE RETURNS FROM FINANCIAL ASSETS. WE BELIEVE THIS ENVIRONMENT WILL REWARD THOSE COMPANIES WHICH HAVE THE STRONGEST AND MOST EFFICIENT BUSINESS FRANCHISES AND WHICH ARE ABLE TO MAINTAIN GROWTH


Shareholder Letter                        -4-              January 22, 1998



THROUGH INNOVATION AND THE ABILITY TO CREATE NEW PRODUCTS AND EVEN NEW MARKETS. WE BELIEVE IT WILL BE DIFFICULT FOR THOSE COMPANIES WHICH HAVE HIGH COST STRUCTURES OR WHICH ARE NOT MARKET LEADERS OR INNOVATORS TO PROVIDE MEANINGFUL RETURNS TO SHAREHOLDERS.

PORTFOLIO CHANGES DURING 1997
-----------------------------

     PORTFOLIO CHANGES IN THE FUND DURING 1997 FOLLOWED SEVERAL BROAD THEMES:
FIRST, COMPANIES WHICH HAD DISAPPOINTING EARNINGS OVER THE PAST SEVERAL YEARS WERE GENERALLY ELIMINATED FROM THE PORTFOLIO. EXAMPLES INCLUDED EASTMAN KODAK, WASTE MANAGEMENT, AND DELUXE CORP.

     SECOND, WE INCREASED OUR HOLDINGS IN COMPANIES WHICH EXPERIENCED DISAPPOINTING STOCK PERFORMANCE BUT WHERE WE FELT LONG-TERM VALUE SIGNIFICANTLY EXCEEDED CURRENT PRICE AND WHERE FUNDAMENTAL CORPORATE FINANCIAL PERFORMANCE WAS STILL ABOVE AVERAGE AND HAD REASONABLE POTENTIAL FOR IMPROVEMENT OVER TIME. EXAMPLES OF THIS THEME INCLUDED EAGLE USA, WEST TELESERVICES, NIKE, FIRST DATA CORP., TRANSACTION SYSTEMS ARCHITECTS, AND MBIA. UNFORTUNATELY, OUR 1997 PERFORMANCE WAS HAMPERED BY DECLINES IN SOME OF THESE STOCKS, PARTICULARLY DURING THE 4TH QUARTER. HOWEVER, WE WILL LIKELY CONTINUE TO ADD TO POSITIONS IN THESE NAMES UNTIL SUCH TIME AS THEY RECOVER TO VALUATION LEVELS AT WHICH POINT INCREMENTAL PURCHASES NO LONGER SEEM REASONABLE OR THE FUNDAMENTALS UNDERLYING THE BUSINESSES PROVE TO BE AS POOR AS THE RECENT STOCK PRICE PERFORMANCE SUGGESTS.

     THE THIRD AREA OF PORTFOLIO CHANGES WAS THE ESTABLISHMENT OF A NUMBER OF NEW POSITIONS IN COMPANIES WHICH WE FELT MERITED INCLUSION IN THE PORTFOLIO. THESE INCLUDED CAPITAL ONE AND MBNA (WHICH WERE REPLACEMENTS FOR FIRST USA, WHICH WAS SOLD AFTER A TAKEOVER BY BANC ONE THE FIRST HALF OF THE YEAR) AS WELL AS MGIC CORP., CALENERGY, SOLECTRON, CLEAR CHANNEL COMMUNICATIONS, SLM HOLDING CORP. (BETTER KNOWN AS SALLIE MAE), AND FEDERAL EXPRESS. WE WILL LOOK FOR OPPORTUNITIES TO BUILD POSITIONS IN THESE NEWER HOLDINGS AS 1998 UNFOLDS.

     OVERALL, CASH RESERVE POSITIONS WERE REDUCED DURING 1997 IN FAVOR OF COMMITMENTS TOWARDS COMMON STOCKS THAT CARRY DYNAMIC ANNUAL LONG-TERM EARNINGS GROWTH RATES. MANY OF THESE COMPANIES DO NOT PAY DIVIDENDS, WITH THE RESULT THAT THE FUND'S REGULAR QUARTERLY DIVIDEND PAYMENTS ARE LIKELY TO BE SIGNIFICANTLY LOWER IN 1998 AND FUTURE YEARS THAN IN OTHER FINANCIAL PERIODS DURING THE 1990'S. CAPITAL GROWTH, OUR PRIMARY INVESTMENT OBJECTIVE, WILL RECEIVE THE STRONGEST EMPHASIS FOR PORTFOLIO MANAGEMENT THIS YEAR.

APPRECIATION
------------

     THE BOARD OF DIRECTORS AND THE OFFICERS OF THE FUND JOIN ME IN EXPRESSING OUR CONTINUING APPRECIATION FOR YOUR INVESTMENT IN THE SHARES OF OUR COMPANY.

                                        SINCERELY YOURS,

                                        /s/ Edson L. Bridges II
                                        EDSON L. BRIDGES II
                                        CHAIRMAN


                                        /s/ Edson L. Bridges III
                                        EDSON L. BRIDGES III
                                        PRESIDENT

ELBII:ELBIII:KJS
                                      -5-



                                   Exhibit 1
                                   ---------


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                        STATEMENT OF INCOME AND EXPENSES
                              BY CALENDAR QUARTER
                      FOR THE YEAR ENDED DECEMBER 31, 1997
                           March 31,  June 30,   September 30,  December 31,    Annual
                              1997      1997         1997           1997         Total

Investment Income:
  Interest                  $120,095   $129,171     $114,670       $ 99,512    $463,448
  Dividends                  108,948    105,657      114,081        106,669     435,355
                            --------   --------     --------        -------    --------


  Total Investment Income   $229,043   $234,828     $228,751       $206,181    $898,803
                            --------   --------     --------       --------    --------


Expenses:
  Management fees           $ 38,327   $ 41,537     $ 45,024       $ 45,440    $170,328
  Custodian fees              10,007     10,809        6,428          6,468      33,712
  Insurance                    2,349      2,716        7,715          2,876      15,656
  Bookkeeping services         3,609      4,476        3,434          3,647      15,166
  Printing and supplies        4,413      2,070        2,128          2,314      10,925
  Professional services        2,725      2,725        2,725          2,725      10,900
  Dividend disbursing and
    transfer agent fees        3,004      2,276        2,254          2,539       10,073
  Computer programming         1,125      1,125        1,125          1,825       5,200
  Foreign taxes paid on
    dividends                  --           985           331         --          1,316
  Taxes and licenses             266        266           267           266       1,065

                            --------   --------     --------      ---------    ---------

      Total Expenses        $ 65,825   $ 68,985     $ 71,431       $ 68,100    $274,341
                            --------   --------     --------       --------    ---------



NET INVESTMENT INCOME       $163,218   $165,843     $157,320       $138,081    $624,462
                            ========   ========     ========       ========    ========






Sources: Unaudited Quarterly Reports to the Shareholders of Bridges Investment Fund, Inc. for the March 31, June 30, and September 30 periods. Audited information for the Annual Total.



                                      -6-



                                   Exhibit 2
                                   ---------


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                        HISTORICAL FINANCIAL INFORMATION


Valuation       Net     Shares       Net Asset      Dividend/ Capital
  Date         Assets   Outstanding  Value/Share      Share   Gains/Share
---------      ------   -----------  -----------    --------  -----------


  07-01-63    $  109,000       10,900    $10.00    $   -      $   -
  09-30-63       109,764       10,900     10.07        -          -
  12-31-63       159,187       15,510     10.13       .07         -
  03-31-64       202,354       19,105     10.59       .07         -
  06-30-64       253,932       23,438     10.83       .07         -
  09-30-64       310,307       28,286     10.97       .07         -
  12-31-64       369,149       33,643     10.97       .07         -
  03-31-65       434,523       38,531     11.28       .075       .028
  06-30-65       491,068       44,667     10.99       .07         -
  09-30-65       558,913       47,710     11.71       .07         -
  12-31-65       621,241       51,607     12.04       .07         -
  03-31-66       661,711       55,652     11.89       .085        -
  06-30-66       643,920       57,716     11.16       .07         -
  09-30-66       592,628       58,610     10.11       .07         -
  12-31-66       651,282       59,365     10.97       .07         -
  03-31-67       728,115       60,181     12.10       .085        -
  06-30-67       753,075       61,364     12.27       .07         -
  09-30-67       823,967       62,810     13.12       .07         -
  12-31-67       850,119       64,427     13.20       .07         -
  03-31-68       812,416       65,607     12.38       .105        -
  06-30-68     1,013,629       72,214     14.04       .07         -
  09-30-68     1,046,852       72,633     14.41       .07         -
  12-31-68     1,103,734       74,502     14.81       .07         -
  03-31-69     1,083,278       77,393     14.00       .15         -
  06-30-69     1,030,784       79,169     13.02       .07         -
  09-30-69     1,063,290       83,291     12.77       .07         -
  12-31-69     1,085,186       84,807     12.80       .07         -
  03-31-70     1,061,534       87,349     12.15       .16         -
  06-30-70       843,133       88,367      9.54       .07         -
  09-30-70       959,114       89,417     10.73       .07         -
  12-31-70     1,054,162       90,941     11.59       .07         -
  03-31-71     1,168,919       91,819     12.73       .16         -
  06-30-71     1,198,777       92,573     12.94       .07         -
  09-30-71     1,200,753       92,723     12.95       .07         -
  12-31-71     1,236,601       93,285     13.26       .07         -
  03-31-72     1,285,684       93,661     13.73       .14        .08
  06-30-72     1,228,951       93,834     13.10       .07         -
  09-30-72     1,208,454       92,258     13.10       .07         -
  12-31-72     1,272,570       93,673     13.59       .07         -
  03-31-73     1,152,089       96,695     11.91       .13        .07
  06-30-73     1,073,939       97,943     10.96       .07         -
  09-30-73     1,131,789       99,353     11.39       .07         -
  12-31-73     1,025,521      100,282     10.23       .07         -

                                      -7-

EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation       Net     Shares       Net Asset      Dividend/ Capital
  Date         Assets   Outstanding  Value/Share      Share   Gains/Share
---------      ------   -----------  -----------    --------  ------------


  03-31-74       988,697      101,763      9.72       .14         -
  06-30-74       863,820      101,578      8.50       .07         -
  09-30-74       667,051      101,292      6.59       .07         -
  12-31-74       757,545      106,909      7.09       .07         -
  03-31-75       909,125      106,162      8.56       .14         -
  06-30-75     1,028,687      106,517      9.66       .07         -
  09-30-75       954,187      107,651      8.86       .07         -
  12-31-75     1,056,439      111,619      9.46       .07         -
  03-31-76     1,230,953      115,167     10.69       .16         -
  06-30-76     1,265,767      117,506     10.77       .07         -
  09-30-76     1,313,363      121,229     10.83       .07         -
  12-31-76     1,402,661      124,264     11.29       .08         -
  03-31-77     1,335,592      126,714     10.54       .188       .062
  06-30-77     1,456,451      134,575     10.82       .08         -
  09-30-77     1,450,573      139,402     10.41       .08         -
  12-31-77     1,505,147      145,252     10.36       .08         -
  03-31-78     1,418,417      146,380      9.69       .211       .049
  06-30-78     1,523,758      145,470     10.47       .09         -
  09-30-78     1,672,364      150,729     11.10       .09         -
  12-31-78     1,574,097      153,728     10.24       .09         -
  03-31-79     1,724,695      162,627     10.61       .204       .051
  06-30-79     1,773,427      163,640     10.84       .09         -
  09-30-79     1,913,242      167,426     11.43       .09         -
  12-31-79     1,872,059      165,806     11.29       .09         -
  03-31-80     1,769,935      170,882     10.36       .25        .0525
  06-30-80     1,974,288      169,675     11.64       .10         -
  09-30-80     2,204,689      173,549     12.70       .10         -
  12-31-80     2,416,997      177,025     13.65       .10         -
  03-31-81     2,424,976      184,148     13.17       .29        .0868
  06-30-81     2,356,007      186,307     12.65       .11         -
  09-30-81     2,128,956      183,447     11.61       .11         -
  12-31-81     2,315,441      185,009     12.52       .12         -
  03-31-82     2,165,531      194,140     11.15       .39        .19123
  06-30-82     2,074,816      190,067     10.92       .13         -
  09-30-82     2,262,073      189,837     11.92       .13         -
  12-31-82     2,593,411      195,469     13.27       .13         -
  03-31-83     2,815,081      209,390     13.44       .40        .2500
  06-30-83     3,030,744      212,068     14.29       .15         -
  09-30-83     3,210,564      223,059     14.39       .15         -
  12-31-83     3,345,988      229,238     14.60       .15         -
  03-31-84     3,279,542      247,700     13.24       .32        .5000
  06-30-84     3,322,155      262,695     12.65       .16         -
  09-30-84     3,554,876      263,783     13.48       .16         -
  12-31-84     3,727,899      278,241     13.40       .16         -
  03-31-85     4,058,327      300,068     13.52       .22        .6800
  06-30-85     4,351,707      305,496     14.24       .16         -
  09-30-85     4,260,686      310,379     13.73       .16         -
  12-31-85     4,962,325      318,589     15.58       .16         -
  03-31-86     5,663,449      347,479     16.30       .208       .86227
  06-30-86     6,174,120      365,531     16.89       .16         -

                                      -8-

EXHIBIT 2 - HISTORICAL FINANCIAL INFORMATION

Valuation       Net     Shares       Net Asset      Dividend/ Capital
  Date         Assets   Outstanding  Value/Share      Share   Gains/Share
---------      ------   -----------  -----------    --------  -----------


  09-30-86     6,392,215      399,871     15.99       ,16         -
  12-31-86     6,701,786      407,265     16.46       .16         -
  03-31-87     8,766,205      491,228     17.85       .196       .79447
  06-30-87     9,214,305      509,569     18.08       .16         -
  09-30-87     9,921,139      530,566     18.70       .16         -
  12-31-87     7,876,275      525,238     15.00       .14        .24513
  03-31-88     8,649,901      565,608     15.29       .16         -
  06-30-88     9,027,829      574,563     15.71       .15         -
  09-30-88     8,986,977      575,956     15.60       .16         -
  12-31-88     8,592,807      610,504     14.07       .38       1.10967
  03-31-89     9,103,009      618,331     14.72        -          -
  06-30-89     9,531,124      614,861     15.50       .16         -
  09-30-89    10,815,006      652,207     16.58       .16         -
  12-31-89    10,895,182      682,321     15.97       .35       0.53769
  03-31-90    11,000,740      695,558     15.82        -          -
  06-30-90    11,521,748      696,414     16.54       .16       0.02646
  09-30-90    10,534,037      706,268     14.92       .16         -
  12-31-90    11,283,448      744,734     15.15       .35       0.40297
  03-31-91    12,685,391      759,477     16.70        -          -
  06-30-91    12,485,281      766,387     16.29       .16         -
  09-30-91    13,225,379      780,213     16.95       .16         -
  12-31-91    14,374,679      831,027     17.30       .34       0.29292
  03-31-92    14,428,305      851,349     16.95        -          -
  06-30-92    14,691,191      863,019     17.02       .15         -
  09-30-92    15,940,013      910,936     17.50       .16         -
  12-31-92    17,006,789      971,502     17.51       .325      0.15944
  03-31-93    18,071,613    1,008,275     17.92        -          -
  06-30-93    17,621,101      992,755     17.75       .15         -
  09-30-93    17,949,559      999,163     17.96       .15         -
  12-31-93    17,990,556    1,010,692     17.80       .3125     0.17075
  03-31-94    17,777,177    1,021,219     17.41        -          -
  06-30-94    17,953,364    1,033,984     17.36       .14         -
  09-30-94    18,472,176    1,036,473     17.82       .15         -
  12-31-94    18,096,297    1,058,427     17.10       .30       0.17874
  03-31-95    19,835,494    1,072,309     18.50        -          -
  06-30-95    21,416,325    1,076,463     19.90       .14         -
  09-30-95    22,527,409    1,082,829     20.80       .14         -
  12-31-95    24,052,746    1,116,620     21.54       .295      0.19289
  03-31-96    26,025,304    1,148,429     22.66         -         -
  06-30-96    27,108,210    1,157,425     23.42       .1325       -
  09-30-96    27,451,784    1,165,788     23.55       .1325       -
  12-31-96    29,249,488    1,190,831     24.56       .285      0.25730
  03-31-97    30,255,441    1,210,627     24.99         -         -
  06-30-97    34,567,391    1,229,643     28.11       .1325       -
  09-30-97    36,500,979    1,242,731     29.37       .135        -
  12-31-97    36,647,535    1,262,818     29.02       .24       0.30571


                                      -9-


                                   Exhibit 3
                                   ---------


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1997, THROUGH DECEMBER 31, 1997



                                             Bought or     Held After
                                             Received      Transaction
                 Securities                   $1,000 Par    $1,000 Par
            Common Stocks Unless               Value (M)     Value (M)
             Described Otherwise               or Shares     or Shares
             -------------------             -----------    -----------

      AirTouch Communications, Inc.           5,000          5,000
      CalEnergy Co., Inc.                     1,000          6,000
      CalEnergy Co., Inc. Notes - 7.63%         200M           200M
        due 10/15/2007
      CFB Capital II                          5,000          5,000
        8.20% Cumulative Preferred
(1)<F1>   Cisco Systems, Inc.                 1,000          3,000
      Clear Channel Communications, Inc.        500          2,500
(2)<F2>   EMC Corporation                     1,000          2,000
      Federal Express Corporation             5,000          6,000
      First Data Corporation                  1,000          8,000
(3)<F3>   Gannett Co., Inc.                   4,000          8,000
(4)<F4>   Gap, Inc.                           7,500         22,500
(5)<F5>   Georgia-Pacific (Timber Group)      3,000          3,000
      HNC Software, Inc.                      1,000          6,000
(6)<F6>   MBIA, Inc.                          5,000         10,000
(7)<F7>   MBNA Corporation                    5,000         10,000
      MGIC Investment Corporation               500          5,000
      Nike, Inc.                              1,000          6,000
(8)<F8>   Norwest Corporation                 6,000         12,000
      Outdoor Systems, Inc.                   3,000          3,000
      SLM Holding Corporation                 2,000          2,000
      Schlumberger, Ltd.                      1,000          1,000
      The Charles Schwab Corporation          1,000          1,000
      Transaction Systems Architects, Inc.    1,000         13,000
(9)<F9>   Tricon Global Restaurants           2,400          2,400
      West Teleservices Corporation           3,000         43,000
      WorldCom, Inc.                         13,000         13,000
      Various issues of Commercial           15,537M           685M
         Paper Notes Purchased during
         4th Qtr., 1997



Refer to Notes (1) through (9) on the next page.



                                      -10-
                                   Exhibit 3
                                   ---------


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                             PORTFOLIO TRANSACTIONS
                             DURING THE PERIOD FROM
                   OCTOBER 1, 1997, THROUGH DECEMBER 31, 1997
                                  (Continued)





                                          Sold or         Held After
                                          Exchanged       Transaction
                Securities                 $1,000 Par      $1,000 Par
           Common Stocks Unless             Value (M)       Value (M)
            Described Otherwise             or Shares       or Shares
            -------------------           -----------      ----------

      Eastman Kodak Company                 7,000              --
      Comcast Corp. Convertible                50M             --
        Debentures - 3.375%
        due 9/9/2005
      U.S. Treasury Notes - 8.875%            200M             --
        due 11/15/1997
     Various issues of Commercial          16,842M             --
        Paper Notes maturing during
       4th Qtr., 1997



<F1>(1) - Received 1,000 shares in a 3-for-2 stock split on December 17, 1997.
<F2>(2) - Received 1,000 shares in a 2-for-1 stock split on November 18, 1997.
<F3>(3) - Received 4,000 shares in a 2-for-1 stock split on October 6, 1997.
<F4>(4) - Received 7,500 shares in a 3-for-2 stock split on December 23, 1997.
<F5>(5) - Received in a 1-for-1 spin-off from Georgia Pacific Group on
          December 17, 1997.
<F6>(6) - Received 5,000 shares in a 2-for-1 stock split on October 30, 1997.
<F7>(7) - Received 2,500 shares in a 3-for-2 stock split on October 1, 1997.
<F8>(8) - Received 6,000 shares in a 2-for-1 stock split on October 14, 1997.
<F9>(9) - Received in a .1-for-1 spin-off from PepsiCo. Inc. on
          October 7, 1997.


                                      -11-


                                   Exhibit 4
                                   ---------


                         BRIDGES INVESTMENT FUND, INC.
                         -----------------------------


                REPORTS TO STOCKHOLDERS OF MANAGEMENT COMPANIES

                               In Accordance With

      Rule 30d-1(b) of the General Rules and Regulations Promulgated Under

                 The Investment Company Act of 1940 as Amended

     "If any matter was submitted during the period covered by the shareholder report to a vote of the shareholders, through the solicitation of proxies or otherwise, furnish the following information:"

(1)   Annual Meeting held on February 18, 1997, at 11:00 a.m.

(2) Election of Directors for one year terms (All Directors Stand for Annual Election):

                                     - - - - - -Votes Cast - - - - - -

                                                            Withhold
                                               For All     Authority
Names of Directors                             Nominees   To Vote For
Elected at Meeting                    For       Except    All Nominees
------------------                    ---      --------   ------------


Frederick N. Backer                 1,057,757    None         None
Edson L. Bridges II                 1,057,757    None         None
Edson L. Bridges III                1,057,757    None         None
N. P. Dodge, Jr.                    1,057,757    None         None
John W. Estabrook                   1,057,757    None         None
Jon D. Hoffmaster                   1,057,757    None         None
John J. Koraleski                   1,057,757    None         None
Roger D. Kupka                      1,057,757    None         None
Gary L. Petersen                    1,057,757    None         None
Roy A. Smith                        1,057,757    None         None
L.B. Thomas                         1,057,757    None         None


(3)  A brief description for each matter voted upon at the meeting:


          Matters Voted Upon           For      Against       Abstain
          ------------------           ---      -------       -------



(a) For a proposed investment            1,057,392    None           365
    advisory contract which continues
    the employment of Bridges
    Investment Counsel, Inc. as
    investment adviser to the Fund
    for the period from April 17,
    1997 through April 17, 1998

(b) For the ratification of the          1,046,483    None        11,274
    selection of Arthur Andersen
    LLP as independent auditors
    of the Fund for the Fiscal
    Year ending December 31, 1997


                                      -12-




                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    ----------------------------------------




To the Shareholders and the Board of Directors of Bridges Investment Fund, Inc.:


     We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc., including the schedule of portfolio investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bridges Investment Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.



                                                       ARTHUR ANDERSEN LLP


Omaha, Nebraska
  January 16, 1998
                                      -13-


                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS

                               DECEMBER 31, 1997

                                                     Number      Market
                Title of Security                  of Shares      Value

      COMMON STOCKS - (85.1%)

Advertising - 0.3%
  Outdoor Systems, Inc.*                           3,000      $   115,500

Aircraft - Manufacturing  - 1.6%
  The Boeing Company                              12,000      $   587,250

Amusements - Recreation - Sporting Goods 0.6%
  Nike, Inc.                                       6,000      $   234,375

Banking and Finance  - 7.5%
  First National of Nebraska, Inc.                   230      $   851,000
  MBNA Corporation                                10,000          273,125
  NationsBank Corporation                          6,000          364,875
  Norwest Corporation                             12,000          465,000
  The Charles Schwab Corporation                   1,000           41,938
  SLM Holding Corporation                          2,000          278,250
  State Street Corporation                         8,000          465,500
                                                              -----------
                                                              $ 2,739,688
                                                              -----------

Beverages - Soft Drinks  - 2.4%
  PepsiCo, Inc.                                   24,000      $   870,000

Building Materials - Forest Products  - 0.7%
  Georgia-Pacific Corporation                      3,000      $   182,250
  Georgia-Pacific (Timber Group)*                  3,000           68,062
                                                              -----------
                                                              $   250,312
                                                              -----------

Chemicals  - 4.6%
  The Dow Chemical Company                         7,000      $   710,500
  Du Pont (E.I.) De Nemours & Company              8,000          480,500
  Monsanto Company                                12,000          504,000
                                                              -----------
                                                              $ 1,695,000
                                                              -----------

Communications - Radio and Television - 0.5%
  Clear Channel Communications, Inc.*              2,500      $   198,594



    *Nonincome-producing security


                                      -14-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1997
                                                     Number      Market
                Title of Security                  of Shares      Value

       COMMON STOCKS   (Continued)

Computers - Hardware and Software  - 8.7%
  Cisco Systems, Inc.*                             3,000      $   167,250
  Compaq Computer Corporation                      1,000           56,500
  Dell Computer Corporation *                      1,000           84,000
  EMC Corporation*                                 2,000           54,875
  HNC Software, Inc.*                              6,000          258,000
  Hewlett-Packard Co.                             12,000          748,500
  International Business Machines Corporation      2,000          209,250
  Microsoft Corporation*                           7,500          969,375
  Sun Microsystems, Inc.*                          4,000          159,500
  Transaction Systems Architects, Inc.*           13,000          494,000
                                                              -----------
                                                              $ 3,201,250
                                                              ------------

Drugs - Medicines - Cosmetics  - 8.8%
  Abbott Laboratories                              8,000      $   524,000
  Amgen, Inc.*                                     2,000          108,250
  Bristol-Myers Squibb Co.                         6,000          567,750
  Elan Corporation PLC ADR*                        6,000          307,125
  Johnson & Johnson                               10,000          658,750
  Merck & Co., Inc.                               10,000        1,060,000
                                                              -----------
                                                              $ 3,225,875
                                                              -----------

Electrical Equipment and Supplies  - 2.4%
  General Electric Co.                            12,000      $   880,500

Electronics  - 3.3%
  Intel Corporation                                8,000      $   562,000
  Motorola, Inc.                                   8,000          457,500
  Solectron Corporation *                          5,000          207,812
                                                              -----------
                                                              $ 1,227,312
                                                              -----------

Energy - Alternate Sources - 0.5%
  CalEnergy Co., Inc. *                            6,000      $   172,500

Finance - Real Estate  - 3.4%
  Freddie Mac                                     30,000      $ 1,258,125

Finance - Services  - 2.4%
  Capital One Financial Corporation               10,000      $   541,875
  First Data Corporation                           8,000          234,000
  Paymentech, Inc. *                               7,000          103,250
                                                              -----------
                                                              $   879,125
                                                              -----------

    *Nonincome-producing security


                                      -15-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1997
                                                     Number      Market
                Title of Security                  of Shares      Value

       COMMON STOCKS   (Continued)

Food - Miscellaneous Products  - 3.7%
  Philip Morris Companies, Inc.                   30,000      $ 1,357,500

Forest Products & Paper - 0.8%
  Kimberly-Clark Corporation                       6,000      $   295,875

Insurance - Mortgage - 0.9%
  MGIC Investment Corporation                      5,000      $   332,500

Insurance - Multiline  - 1.6%
  American International Group, Inc.               1,500      $   163,125
  General Re Corp.                                 2,000          424,000
                                                              -----------
                                                              $   587,125
                                                              -----------

Insurance - Municipal Bond - 1.8%
  MBIA, Inc.                                      10,000      $   668,125

Lumber and Wood Products  - 0.7%
  Weyerhaeuser Company                             5,000      $   245,313

Machinery - Construction & Mining  - 0.8%
  Caterpillar Inc.                                 6,000      $   291,000

Medical - Services - 0.4%
  HealthSouth Corporation *                        5,000      $   138,750

Metal Products - Miscellaneous  - 0.7%
  Nucor Corporation                                5,500      $   265,719

Motion Pictures and Theatres  - 1.9%
   The Walt Disney Company                         7,000      $   693,000

Oil Services - 0.2%
  Schlumberger, Ltd.                               1,000      $    80,500

Petroleum Producing  - 6.3%
  Amoco Corporation                                5,000      $   425,625
  Atlantic Richfield Company                       4,000          320,500
  Chevron Corporation                             10,000          770,000
  Exxon Corporation                                8,000          489,500
  Mobil Corporation                                4,000          288,750
                                                              -----------
                                                              $ 2,294,375
                                                              -----------
    *Nonincome-producing security


                                      -16-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1997

                                                     Number      Market
                Title of Security                  of Shares      Value

       COMMON STOCKS   (Continued)

Publishing - Newspapers  - 1.4%
  Gannett Co., Inc.                                8,000      $   494,500

Publishing - Electronic  - 1.1%
  Reuters Holdings PLC                             6,000      $   397,500

Restaurants - Retail - 0.2%
  Tricon Global Restaurants*                       2,400      $    69,750

Retail Stores - Apparel and Clothing  - 2.2%
  Gap, Inc.                                       22,500      $   797,344

Retail Stores - Building Materials and Home
                   Improvement - 0.9%
  The Home Depot, Inc.                             5,500      $   323,812

Retail Stores - Department  - 1.9%
  Dayton Hudson Corporation                       10,500      $   708,750

Retail Stores - Variety  - 0.8%
  Albertson's Inc.                                 6,500      $   307,125

Telecommunications  - 5.8%
  AirTouch Communications, Inc.*                   5,000      $   207,812
  GTE Corporation                                 10,000          522,500
  Sprint Corporation                               8,000          469,000
  West Teleservices Corporation*                  43,000          516,000
  WorldCom, Inc.*                                 13,000          393,250
                                                              -----------
                                                              $ 2,108,562
                                                              -----------

Transportation - Airfreight - 2.6%
  Eagle USA Airfreight, Inc. *                    20,000      $   570,000
  Federal Express Corporation *                    6,000          366,375
                                                              -----------
                                                              $   936,375
                                                              -----------

Transportation - Railroads  - 0.7%
  Union Pacific Corporation                        4,000      $   250,500
                                                              -----------



       TOTAL COMMON STOCKS (Cost - $15,608,641)               $31,179,406
                                                              -----------

    *Nonincome-producing security

                                      -17-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1997

                                                   Number of
                                                   Shares or
                                                   Principal     Market
                Title of Security                    Amount       Value
       PREFERRED STOCKS  (1.2%)

Banking and Finance - 0.7%
  CFC Capital Trust 9.375% Preferred, Series B     5,000      $   132,500

  CFB Capital II 8.20% Cumulative Preferred        5,000          128,125
                                                              -----------
                                                              $   260,625
                                                              -----------

Telecommunications - 0.5%
  AirTouch Communications, Inc. 4.25% Series C     3,000      $   186,938
    Convertible Preferred
                                                              ------------

       Total Preferred Stocks (Cost - $387,925)               $   447,563
                                                              -----------

       Total Stocks (Cost - $15,996,566)                      $31,626,969
                                                              -----------


      DEBT SECURITIES (13.6%)

Energy - Alternate Sources - 0.6%
  CalEnergy Co., Inc., 7.63% Notes
    due October 15, 2007                          $200,000    $   202,049

Food - Miscellaneous Products - 0.3%
  Super Valu Stores, Inc., 8.875%
    Promissory Notes, due June 15, 1999           $100,000    $   103,756

Household Appliances and Utensils - 0.3%
  Maytag Corp., 9.75% Notes,
    due May 15, 2002                              $100,000    $   113,000

Office Equipment and Supplies - 0.3%
  Xerox Corporation, 9.750% Notes
    due March 15, 2000                            $100,000    $   107,417

Retail Stores - Department - 0.8%
  Dillard Department Stores, Inc., 7.850%
    Debentures, due October 1, 2012               $150,000    $   168,665

  Sears Roebuck & Co., 9.375% Debentures
    due November 1, 2011                           100,000        124,930
                                                              -----------

                                                              $   293,595
                                                              -----------

                                      -18-

                         BRIDGES INVESTMENT FUND, INC.

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1997
                                                   Principal     Market
                Title of Security                    Amount       Value

       DEBT SECURITIES   (Continued)

Transportation - Railroads - 0.4%
  Union Pacific Corporation 6.00%
    Notes, due September 1, 2003                  $150,000    $   146,134

U.S. Government - 9.1%
  U.S. Treasury, 9.000% Notes,
    due May 15, 1998                              $200,000    $   202,468

  U.S. Treasury, 9.125% Notes,
    due May 15, 1999                               200,000        209,000

  U.S. Treasury, 8.750% Notes,
    due August 15, 2000                            200,000        214,719

  U.S. Treasury, 8.000% Notes,
    due May 15, 2001                               200,000        213,875

  U.S. Treasury, 7.500% Notes,
    due May 15, 2002                               200,000        213,500

  U.S. Treasury, 10.750% Bonds
    due February 15, 2003                          200,000        243,813

  U.S. Treasury, 7.250% Notes,
    due May 15, 2004                               300,000        323,719

  U.S. Treasury, 7.500% Notes,
    due February 15, 2005                          300,000        329,765

  U.S. Treasury, 9.375% Bonds,
    due February 15, 2006                          200,000        246,094

  U.S. Treasury, 7.625% Bonds,
    due February 15, 2007                          300,000        318,516

  U.S. Treasury, 8.750% Bonds,
    due November 15, 2008                          200,000        227,781

  U.S. Treasury, 9.125% Bonds,
    due May 15, 2009                               200,000        233,750

  U.S. Treasury, 7.500% Bonds,
    due November 15, 2016                          300,000        350,250
                                                              -----------
                                                              $ 3,327,250
                                                              -----------


                                      -19-

                         BRIDGES INVESTMENT FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                  (Continued)

                               DECEMBER 31, 1997

                                                   Principal     Market
                Title of Security                    Amount       Value

       DEBT SECURITIES   (Continued)

Commercial Paper - Short Term - 1.8%
  Ford Motor Credit Corp.
    Commercial Paper Note 6.10%
    due January 2, 1998                           $  425,000  $   425,000

  Prudential Funding Corp.
    Commercial Paper Note 5.77%
    due January 6, 1998                              260,000      260,000
                                                              -----------
                                                              $   685,000
                                                              -----------

      TOTAL DEBT SECURITIES (Cost - $4,812,041)               $ 4,978,201
                                                              -----------


TOTAL INVESTMENTS IN SECURITIES
  (Cost - $20,420,682)                               (99.9%)  $36,605,170
CASH AND RECEIVABLES
  LESS TOTAL LIABILITIES                              (0.1%)       42,365
                                                              -----------
NET ASSETS, December 31, 1997                       (100.0%)  $36,647,535
                                                              ===========






                 The accompanying notes to financial statements
                     are an integral part of this schedule.
                                      -20-


                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENT OF ASSETS AND LIABILITIES


                               DECEMBER 31, 1997


                                                       Amount
ASSETS
  Investments, at market value
     Common and preferred stocks
       (cost $15,996,566)                           $31,626,969
     Debt securities (cost $4,812,041)                4,978,201
                                                    -----------

          Total Investments                         $36,605,170


  Cash                                                  101,921
  Receivables
     Dividends and interest                             120,110
     Subscriptions to capital stock                      30,917
                                                     ----------


TOTAL ASSETS                                        $36,858,118
                                                    ===========



LIABILITIES
  Dividend distributions payable                    $   145,224
  Investment advisor, management and
    service fees                                         47,978
  Accrued operating expenses                             17,381
                                                     ----------

TOTAL LIABILITIES                                   $   210,583
                                                    -----------


NET ASSETS
  Capital stock, $1 par value - Authorized
    3,000,000 shares,less 742,636 shares
    redeemed; 2,005,454 shares issued;
     1,262,818 shares outstanding                   $ 1,262,818

  Paid-in surplus -
     Excess over par value of amounts
     received from sale of 2,005,454 shares,
     less amounts paid out in redeeming
      742,636 shares                                 19,589,379
                                                    -----------

          Net capital paid in on shares             $20,852,197

  Accumulated net realized loss on investment
     transactions                                        (6,462)
  Net unrealized appreciation on investments         15,796,563
  Accumulated undistributed net investment
    income                                                5,237
                                                    -----------

TOTAL NET ASSETS                                    $36,647,535
                                                    ===========


NET ASSET VALUE PER SHARE                              $29.02
                                                       ======

OFFERING PRICE PER SHARE                               $29.02
                                                       ======

REDEMPTION PRICE PER SHARE                             $29.02
                                                       ======





                   The accompanying notes to financial statements
                    are an integral part of this statement.


                                      -21-


                         BRIDGES INVESTMENT FUND, INC.


                            STATEMENT OF OPERATIONS


                      FOR THE YEAR ENDED DECEMBER 31, 1997



                                                        Amount      Amount
INVESTMENT INCOME
   Interest                                             $463,448
   Dividends                                             435,355
                                                        --------


        Total Investment Income                                    $898,803

EXPENSES
   Management fees                                      $170,328
   Custodian fees                                         33,712
   Insurance                                              15,656
   Bookkeeping services                                   15,166
   Printing and supplies                                  10,925
   Professional services                                  10,900
   Dividend disbursing and transfer
        agent fees                                        10,073
   Computer programming                                    5,200
   Foreign taxes paid on dividends                         1,316
   Taxes and licenses                                      1,065
                                                        --------


        Total Expenses                                             $ 274,341
                                                                   ---------


           NET INVESTMENT INCOME                                   $ 624,462
                                                                   ---------



NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS

   Net realized gain on transactions in
        investment securities                           $ 380,365

   Net increase in unrealized
        appreciation of investments                     5,456,770
                                                        ---------


        NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS            $5,837,135
                                                                   ----------



NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $6,461,597
                                                                   ==========




                   The accompanying notes to financial statements
                    are an integral part of this statement.


                                      -22-


                         BRIDGES INVESTMENT FUND, INC.


                      STATEMENTS OF CHANGES IN NET ASSETS


                 FOR THE YEAR ENDED DECEMBER 31, 1997 AND 1996





                                                 1997           1996

INCREASE IN NET ASSETS
  Operations -
     Net investment income                   $    624,462    $  639,251
     Net realized gain on transactions
       in investment securities                   380,365       310,925
                                             ------------    ----------
     Net increase in unrealized
       appreciation of investments              5,456,770     3,502,945

           Net increase in net assets
           resulting from operations         $  6,461,597    $4,453,121

  Net equalization credits                          3,157         4,640

  Distributions to shareholders from -
     Net investment income                       (624,462)     (639,251)
     Net realized gain from investment
       transactions                              (383,918)     (304,773)
  Equalization                                     (2,651)       (4,109)
  Net capital share transactions                1,944,324     1,687,114
                                               -----------   -----------


           Total Increase in Net Assets      $  7,398,047    $5,196,742


NET ASSETS:
  Beginning of year                            29,249,488    24,052,746
                                              -----------   -----------


  End of year (including accumulated
     undistributed net investment income
     of $5,237 and $4,732, respectively)     $ 36,647,535   $29,249,488
                                             ============   ===========





                   The accompanying notes to financial statements
                   are an integral part of these statements.


                                      -23-


                         BRIDGES INVESTMENT FUND, INC.


                         NOTES TO FINANCIAL STATEMENTS


                               DECEMBER 31, 1997



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


          Bridges Investment Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A.  Investments -


               Security transactions are recorded on the trade date at purchase cost or sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

               Securities owned are reflected in the accompanying statement of assets and liabilities and the schedule of portfolio investments at quoted market value. Quoted market value represents the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. If no sales were reported on that day, quoted market value represents the closing bid price. The cost of investments reflected in the statement of assets and liabilities and the schedule of portfolio investments is the same as the basis used for Federal income tax purposes. The difference between cost and quoted market value of securities is reflected separately as unrealized appreciation (depreciation) as applicable.






                                                                      Net
                                                   1997     1996    Change


          Net unrealized appreciation
          (depreciation):

          Aggregate gross unrealized
           appreciation on
           securities                   $16,375,653  $10,462,757

          Aggregate gross unrealized
           depreciation on
           securities                      (579,090)    (122,964)
                                        -----------  -----------
                         Net            $15,796,563  $10,339,793  $5,456,770
                                        ===========  ===========  ==========





          The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities. The gain computed on the basis of average cost would have been substantially the same as that reflected in the accompanying statement of operations.

     B. Federal Income Taxes -


               It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, including the distribution of substantially all taxable income including net realized gains on sales of investments. Therefore, no provision is made for Federal income taxes.

     C. Distribution To Shareholders -


               The Fund accrues dividends to shareholders on the ex-dividend date.

     D. Equalization -


               The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

     E. Use of Estimates


               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



(2)  INVESTMENT ADVISORY CONTRACT


          Under an Investment Advisory Contract, Bridges Investment Counsel, Inc. (Investment Adviser) furnishes investment advisory services and performs certain administrative functions for the Fund. In return, the Fund has agreed to pay the Investment Adviser a fee computed on a quarterly basis at the rate of 1/8 of 1% of the average net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

          The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of stamp and other taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract.

(3)  DIVIDEND DISBURSING AND TRANSFER AGENT


          Effective October 1, 1987, dividend disbursing and transfer agent services are provided by Bridges Investor Services, Inc. (Transfer Agent). The fees paid to the Transfer Agent are intended to approximate the cost to the Transfer Agent for providing such services. Certain officers and directors of the Fund are also officers and directors of the Transfer Agent.




(4)       SECURITY TRANSACTIONS
          The cost of long-term investment purchases during the years ended December 31, was:





                                                         1997           1996

      United States government obligations          $    --        $  915,945
      Other Securities                               6,360,243      1,597,324
                                                    ----------     ----------

                    Total Cost                      $6,360,243     $2,513,269
                                                    ==========     ==========




            Net proceeds from sales of long-term investments during the years ended December 31, were:




                                                         1997           1996

      United States government obligations         $  200,000     $  423,528
      Other Securities                              2,388,453      1,567,634
                                                   ----------     ----------


                     Total Net Proceeds            $2,588,453     $1,991,162
                                                   ==========     ==========



                     Total Cost Basis of
                       Securities Sold             $2,208,087     $1,680,237
                                                   ==========     ==========





(5)  NET ASSET VALUE


           The net asset value per share represents the effective price for all subscriptions and redemptions.

(6)  CAPITAL STOCK


      Shares of capital stock issued and redeemed are as follows:





                                                         1997           1996


            Shares sold                                   95,567       88,405
            Shares issued to shareholders in
              reinvestment of net investment
              income and realized gain from
              security transactions                       32,365       34,880
                                                         -------      --------

                                                         127,932      123,285
            Shares redeemed                               55,945       49,074
                                                         -------      -------

              Net increase                                71,987       74,211
                                                          ======       ======




      Value of capital stock issued and redeemed is as follows:




                                                         1997            1996



          Shares sold                                  2,553,754    $1,992,810
          Shares issued to shareholders in
            reinvestment of net investment
            income and realized gain from
            security transactions                        884,491       832,894
                                                       ---------    ----------

                                                       3,438,245    $2,825,704
          Shares redeemed                              1,493,921     1,138,590
                                                       ---------    ----------

            Net increase                              $1,944,324    $1,687,114
                                                      ==========    ==========



(7)  DISTRIBUTION TO SHAREHOLDERS


          On December 2, 1997 a cash distribution was declared from net investment income accrued through December 31, 1997. This distribution was ultimately calculated as $.115 per share aggregating $145,224. (This dividend includes $2,651 that represents a return of capital distribution to shareholders for Federal income tax purposes.) The dividend will be paid on January 22, 1998, to shareholders of record on December 31, 1997.


(8)  DERIVATIVE FINANCIAL INSTRUMENTS


          In October, 1994, the Financial Accounting Standards Board issued
     Statement of Financial Accounting Standards No. 119, Disclosure about
     Derivative Financial Investments and Fair Value of Financial Instruments.
     The Fund has not entered into any such investment or investment contracts.
     A covered call option contract is a form of a financial derivative instrument. The Fund's investment and policy restrictions do permit the Fund to sell or write covered call option contracts under certain circumstances and limitations as set forth in the Fund's prospectus.



                                      -27-



FINANCIAL HIGHLIGHTS*


          Per share income and capital changes for a share outstanding for each of the last five years were:





                                            1997      1996      1995      1994      1993

Net Asset Value, Beginning of Period     $24.56    $21.54    $17.10    $17.80    $17.51


Income From Investment Operations

  Net Investment Income                  $  .51    $  .55    $  .58    $  .59    $  .61
  Net Gains or (Losses) on Securities
   (both realized and unrealized)
                                           4.77      3.28      4.63      (.52)      .46
                                           ----      ----      ----      -----     ----

     Total From Investment Operations    $ 5.28    $ 3.83    $ 5.21    $  .07    $ 1.07
Less Distributions

  Dividends from net investment income   $ (.51)   $ (.55)   $ (.58)   $ (.59)    $(.61)
  Distributions from capital gains         (.31)     (.26)     (.19)     (.18)     (.17)
                                         -------   -------    ------    ------    ------

    Total Distributions                  $ (.82)   $ (.81)   $ (.77)   $ (.77)   $ (.78)
                                         -------   -------   -------   -------   -------


Net Asset Value, End of Period           $29.02    $24.56    $21.54    $17.10    $17.80
                                         ======    ======    ======    ======    ======



Total Return                              21.47%    17.78%    30.46%      .39%     6.18%


Ratios/Supplemental Data


  Net Assets, End of Period
   (in thousands)
                                         $36,648   $29,249   $24,052   $18,096   $17,991

  Ratio of Expenses to Average
   Net Assets**<F1>
                                             .81%      .87%      .89%      .90%      .90%

  Ratio of Net Income to
   Average Net Assets **<F1>
                                            2.64%     3.23%     3.80%     4.25%     4.32%

  Portfolio Turnover Rate                      8%       11%        7%       10%       11%

  Avg. Commission Rate Paid ***<F2>        .1003     .1900     .1222     .1470     .1253





         * Per share income and capital change data is computed using the weighted average number of shares outstanding method.
     <F1>** Average net asset data is computed using monthly net asset value figures.
   <F2> *** Cents Per Share.


Bridges Investment Fund, Inc.                              January 22, 1998
 Shareholder Communication
 Annual Report for 1997

                      MANAGEMENT'S DISCUSSION AND ANALYSIS

Introduction
------------

     The following information is provided in response to Item 5 and Item 5A in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C. The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 5(c)
---------

     Item 5(c) requires the disclosure of the name and title of the person or persons employed by or associated with the Fund's investment adviser, Bridges Investment Counsel, Inc., who are primarily responsible for the day-to-day management of the Fund's portfolio as well as the length of their service and business experience during the past five years.

     Mr. Edson L. Bridges III, President of the Fund and Executive Vice President - Investments, of Bridges Investment Counsel, Inc., is responsible for the day-to-day operation of the Fund's portfolio. Mr. Bridges III has dedicated the last five years as a research person and portfolio manager for Bridges Investment Counsel, Inc. Mr. Bridges III has been employed in these areas of responsibility for all clients, including Bridges Investment Fund, Inc., for more than 14 years.

     Mr. Edson L. Bridges II, Chairman and Chief Executive Officer, served as the portfolio manager for 34 years. He is available to be a back-up person to Mr. Bridges III whenever the assumption of that responsibility is appropriate.

Item 5A.(a)
-----------

     The first response under this disclosure is Item 5A.(a) that requests the management to briefly discuss those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund's investment adviser, that materially affected the performance of the Registrant during the most recently completed fiscal year. The investment performance for 1997, the most recently completed fiscal year, developed a 22.29% total return for a $10,000 investment with cash distributions reinvested in shares of capital stock in the Fund. This number differs from the 21.47% total return reported on page one of the cover letter to this Annual Report because that earlier calculation did not reinvest dividends and the capital gains distribution and did not include the cost of five reinvestment transaction fees.

     The statistical information shown in Table 1 is taken from quarterly appraisal reports prepared by Bridges Investment Counsel, Inc. for the management and Directors of Bridges Investment Fund, Inc. These reports state the investment position of the Fund's portfolio as of December 31, 1996, and December 31, 1997. The changes in asset allocations by classes of securities should be of assistance in identifying the factors that materially affected the Fund's investment performance during 1997. Refer to Table 1, on pages 8 and 9.

Shareholder Communication             MD&A-2             January 22, 1998


     As shown on Table 1, the total market value of the Fund's portfolio grew 24.59% during 1997 to a new all-time high of $36,647,535. The book value or investment cost basis paid for securities increased $1,775,600 to $20,850,972 for an increase of 9.31% for the twelve months ended December 31, 1997. At year-end 1997, the estimated annual income for the Fund's portfolio securities was $806,428, down 11.81% from the $914,451 forecast made one year earlier.

     During 1997, cash reserves were decreased from $3,103,915 to $727,364. As stated in the cover letter to this Annual Report, the main direction for the cash reserves was to acquire dynamic growth stocks.

     U.S. Treasury securities experienced a moderate liquidation from $3,423,919 in 1996 book value to $3,217,457. The interest income earned on book value declined from 7.83% in 1996 to 7.78% in 1997. These rates are well above the current market interest rates. The Fund has employed premium bonds to generate cash flow to the portfolio. The unrealized appreciation in the U.S. Treasury securities portfolio advanced about 1.6% during 1997 as a reflection of somewhat lower interest rates: year-end 1996 to year-end 1997.

     Our position in corporate bonds, debentures, and notes was increased by $200,000 in par values during 1997, representing a 28.19% advance in committed capital for this sector. The estimated annual interest income on book value for these securities is 8.11% at December 31, 1997, compared to 8.25% one year earlier. Maturities and calls for high coupon issues hindered the net realization of interest income from this portfolio segment.

     The convertible debentures sector of the portfolio was removed to place the capital directly into common stocks to maximize the potential for long-term capital gains from the dollars that were involved with the convertible debenture securities.

     New commitments to preferred stocks without the privilege of conversion to the underlying common stocks were established during 1997. These purchases were made to acquire above-average levels of dividend income. The expected current return on these issues on the original cost is 8.78%. This new group developed a 4.25% unrealized appreciation over the original investment cost or book value.

     The one convertible preferred stock in the Fund's portfolio, 3,000 shares of Airtouch Communications 4.25% Series C, recorded a 38.47% increase in market value through 1997 on the strength of an approximate doubling of common earnings per share between 1996 and 1997.

     More than $4.2 million in book value was added to the common stock segment of the total portfolio during 1997 -- an approximate 37% increase for the year. Results for the new companies were mixed. However, many traditional common stock holdings performed well. The leading companies in terms of their threshold of 2% or more of the total portfolio market value were, ranked in order of greatest annual price gain in percent terms: The Gap, up 76.5%; Microsoft, up 56.4%; Freddie Mac, up 52.0%; General Electric, up 48.4%; Walt Disney, up 41.9%; PepsiCo, up 34.1%; Merck & Co., up 33.1%; Hewlett Packard, up 24.1%; Philip Morris, up 20.1%; and Chevron, up 18.5%. Seven of the ten companies outperformed the S&P 500 common stock index. With respect to portfolio diversification, the most major changes between December 31, 1996, and December 31, 1997, were: (1) the significant reduction in cash reserves; (2) the large buildup of the total market value of common stocks. The Fund ended the year with only 2% of market value in cash reserves and 85.1% in common stocks.

Shareholder Communication                MD&A-3            January 22, 1998


     At year-end, the key characteristics of the Fund's common stock portfolio that are indicators for future higher values for the next one-to-five years are set forth below. The data is based on the dollar-weighted representation of companies at market value in the portfolio:

                  Sales          Price/                           Mean Est.
Indicator:        5 Yr.          Earnings         EPS             EPS               Historical                     LTD %
                  Growth         Ratio            Change          Growth            EPS    1996          of Total
                  Rate           1998 EPS         '97-'98         Next 5 Yrs.       Stability            ROE       Capital

Indicator         16.0%          19.8x            15.0%           17.0%             16.0%  20.5%         25.0%
 Value

Definitions:  EPS  -- Earnings per share
              ROE -- Net after-tax income return as a percent of common equity LTD -- Long-term debt as a percent of total shareholder equity and long-term liabilities
              Stability -- Consistency of earnings per share on growth trend line


      The five year sales growth rate of 16.0% per year reflects the orientation of new portfolio common stock holdings towards dynamic growth areas and companies. The similar figure for 1997 was 12.9%.

      The present price/earnings ratio for the common stock portfolio based on 1998 earnings per share estimates is 19.8x earnings. The comparable projection for 1997 was 19.6x earnings. Thus, the Fund's portfolio begins 1998 valued at about the same level as was the case in early 1997.

      The anticipated composite earnings per share gain for 1998 over 1997 is 15%. This forecast compares to an 18.2% potential for 1997 earnings per share over the level achieved in 1996.

      The mean estimate for earnings per share growth for the next five years for common stocks held in the Fund's portfolio increased to 17% in early 1998 compared to a 14.8% number at the same point in time in 1997.

      The historical earnings per share stability ratio is 16% at the present time. This calculation is up from 9% last year. The purpose of the calculation is to confirm the predictability of forecast earnings per share. The addition of dynamic common stocks to the portfolio during 1997 increased the potential volatility for common stocks on a positive basis, resulting in an upward movement to the 16% ratio.

      The rate of return on equity of 20.5% is favorable in comparison to the 19.3% number reported in this discussion one year ago. Lastly, the long-term debt as a percent of total capital, defined as long-term indebtedness plus shareholder equity divided into long-term debt, is 25% at the present time.
This number compares to 23.3% one year ago. In conclusion, the Fund's earnings per share growth profile has been improved considerably throughout 1997, and the Fund's portfolio is valued almost identically in terms of a price/earnings ratio with 1997.

Shareholder Communication              MD&A-4               January 22, 1998


Item 5A.(b)
-----------

     The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index. In a table placed within or contiguous to the graph, the Fund's average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

     This line graph appears on page MD&A 10. The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 1997 is an integral part of the overall presentation concerning investment performance.

     The assumptions for the preparation of data to compute performance for the Standard & Poor's 500 Composite Index and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear at pages MD&A 11.

     The Standard & Poor's 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund. Common stocks would average about 70% of total market value in the Fund's portfolio over the last decade. This observation means that our Fund's investment record cannot be expected to match the results of a securities investment in the Standard & Poor's 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

Item 5A.(c)
-----------

     This response addresses the impact that any policy or practice as to the maintenance of a specified level of distributions to shareholders had on investment strategies of the Fund and the per share net asset value during the Fund's last fiscal year -- 1997.

     The increase in common stock commitments to an 85% level of total market value of the Fund's assets during 1997 has been accompanied by a decline in fixed income resources, principally cash reserves, that will cause an approximate 12% decline in net investment income that will be available for Fund distributions. Some portion of this dividend loss may be made up with distributions of realized capital gains in the portfolio, assuming such gains are taken in the future.

     The disclosures required for Item 5(c) and Item 5A.(a), (b), and (c) conclude at this point in this text.

Further Observations by Management
----------------------------------

     The Portfolio Manager's Views -- At no time has the portfolio manager represented to the Board of Directors, the management of Bridges Investment Counsel, Inc., or the shareholders of the Fund that our portfolio of securities will be operated to match or exceed the investment results for any particular securities price index or group of indices. The portfolio manager attempts to be well invested in quality securities selected to achieve the long-term growth of common stock values and the development of a modest amount of current income.

Shareholder Communication                   MD&A-5            January 22, 1998


     Direction of Disclosures -- The direction of disclosures by mutual funds
     ------------------------
will be to provide a greater amount of information on investment results. Those requirements placed upon fund management will intensify the need to develop competitive returns to confirm management's ability and skill, or the search will deepen to find or create a composite index that justifies the funds' results as they unfold. Our Fund's disclosure for the 1997 Annual Report was made on the same basis as in past years to the Standard & Poor's 500 Composite Index even though the calculations present an unfavorable comparison because management anticipates that the investment results for our Fund are well known to its investors with or without the graphic presentations, and that a 13.65% per ten year long-term annual return has been acceptable to our shareholders.

     Board of Director Views -- The Fund's Board of Directors has discussed and
     -----------------------
will continue to address the establishment of reasonable investment objectives that should be reached regularly by management over a number of years. Those targets may or may not be communicated to shareholders, as expectations should not be raised to unrealistic levels, nor can such figures be used as a means of encouraging or influencing a prospective investment in the Fund. The Board may conclude that the Fund as operated should be classified as a balanced fund rather than a growth and income fund, as total return comparisons are made for the Board between our Fund and other small mutual funds in both the balanced and growth and income categories. There were no resolutions adopted by the Fund's Board of Directors with respect to a change in the representation of the Fund as a growth and income open-end investment company during 1997.

     The Board has heard reports from the management of the Fund that Bridges Investment Counsel, Inc. or a new affiliate organization may sponsor several new mutual funds to provide a range of choices for investment objectives, one of which would be a fixed income alternative and the other a capital appreciation common stock fund. In this possible environment, Bridges Investment Fund, Inc. could be positioned in between the other two choices for prospective investors as a balanced fund. No decisions have been made regarding any of these matters other than to conduct research into these possible opportunities.

     The Determinants of Investment Returns -- Investment returns are a function
     --------------------------------------
of many variables. The governing factors are the beginning date for the calculation, the ending date for the calculation, and the securities owned in the subject portfolio for the intervening periods. The long-term investment returns in our Fund were achieved without assuming a maximum risk/reward position. Midstream in the 1984 to 1995 time frame, there was the most significant market crash in October, 1987, since the famous October, 1929, crash that was associated with the Great Depression of the 1930's. The Board of Directors of the Fund requested the management of the Fund to invest more conservatively in 1988 than in prior years. The result was a reduction of about 10% in the total assets committed to common equities. The value of $10,000 invested in our Fund versus the S&P 500 investment begins to trail the Composite Index by a wider margin after 1988 than in earlier years. During 1997, a more normal allocation of more than 80% of total portfolio assets committed to common stocks has been restored.

     History of Calculations for MD&A Page 10 -- The table that appears on page
     ----------------------------------------
10 sets forth the dollars reported for a $10,000 investment in Bridges Investment Fund, Inc. and the Standard & Poor's 500 Composite Stock Index in the one year, five year, and ten year illustrations. One purpose for this presentation is to demonstrate the dynamics that result from dropping off the base year and starting with a new one. The data for each Annual Shareholder Report Management's Discussion and Analysis will be published to portray the volatility and/or consistency of the returns as they develop over the years.
The level of prices at the opening of the investment and at the time of the last calculation carry the dominant forces in the determination of the final results:

Shareholder Communication                   MD&A-6         January 22, 1998


                                       Value of a $10,000 Investment
                                       -----------------------------
                                                  % Chg.                     % Chg.                   % Chg.
Annual                                            Prior                      Prior                       Prior
Report                                            Yr.                        Yr.                         Yr.
Year        Investment               1 Yr.        Disclo.       5 Yr.        Disclo.       10 Yr.        Disclo.

1993        BIF, Inc.                10,618       N.C.          17,154       N.C.          27,656  N.C.
1994        BIF, Inc.                10,033        -5.5         13,882       -19.1         27,502  - 0.6
1995        BIF, Inc.                13,066       +30.2         18,031       +29.9         27,949  + 1.6
1996        BIF, Inc.                11,792        -9.8         17,566        -2.6         28,186  + 0.8
1997        BIF, Inc.                12,229       + 3.9         20,147       +14.7         35,959  +27.6

1993        S&P 500                  11,010       N.C.          19,703       N.C. 39,656   N.C.
1994        S&P 500                  10,122        -8.1         15,153       -23.1         37,800  - 4.7
1995        S&P 500                  13,661       +35.0         21,334       +40.8         39,519  + 4.6
1996        S&P 500                  12,229       -10.5         20,134       - 5.6         41,001  + 3.8
1997        S&P 500                  13,332       + 9.0         25,112       +24.7         55,261  +34.8

Sources:  Graphs in MD&A Reports 1993 through 1997
N.C.:     Not Calculated


The change in the base year for the five year calculations was particularly dramatic for the 1994 disclosure. With respect to the calculation for the $10,000 investments in the S&P 500 Composite Index, the values calculated do not have deductions for operating expenses and brokerage expenses that are reflected in the values shown for an investment in the Fund. The values shown for the S&P 500 Composite Index may not be similar to data prepared by other issuers of this type of information due to the methodology and timing for the reinvestment of dividends received by S&P companies. Please refer to MD&A, page 11, for further information.

     Integrity and Trust -- In the final analysis, investors make judgments
     -------------------
about organizations and the persons who manage and operate them. There can and should be a strong faith and trust factor that develops over time. Our investment record is based upon extensive research efforts and conservative judgments. The process to improve efforts is a continuing one, particularly with respect to addressing the implementation of what we know to the investment selection process. The results of the changes in this direction will probably be an increase in the portfolio turnover to adjust better to rapidly changing market conditions. The management believes that its organization and people are at the highest level of proficiency now than at any time in our entire relationship with the Fund.

      The Year 2000 Disclosures -- Staff Legal Bulletin No. 5, originally issued
      -------------------------
by the Securities and Exchange Commission from the Divisions of Corporation Finance and Investment Management on October 8, 1997, requires investment advisers and investment companies to make statements regarding the Year 2000 issue.

      Bridges Investment Counsel, Inc. on behalf of Bridges Investment Fund, Inc. and Bridges Investor Services, Inc. adopted on January 16, 1998, a Year 2000 Operations Plan. This plan places specific emphasis on computer hardware and software applications for the purpose of verifying compliance with a Year 2000 compatibility within the technology and software for those operations that are controlled directly by Bridges Investment Counsel, Inc. and the data interfaces for vendor organizations to the operating companies managed by Bridges Investment Counsel, Inc. This plan includes statements of background and fact regarding the current condition of the Bridges Investment Counsel, Inc. mainframes, personal computer local area networks, and software that operates on


Shareholder Communication            MD&A-7                January 22, 1998


those systems. The plan also has a stated objective, a plan description, a definition of personnel assignments, and a description of the plan status. Copies of this plan will be made available to shareholders of Bridges Investment Fund, Inc. upon request to the corporate secretary.

      The major elements of the Plan are:

      1.  Identify Potential Problems and Personnel;

      2.  Investigate the Problems Identified as Requiring Action;

      3.  Assess the Alternative Solutions;

      4.  Select Vendors and Consultants for Solutions;

      5.  Set Deadlines for Completion of Assignments and Installations;

      6. Assign Internal Personnel to Tasks for Analysis and Supervision of Plan Tasks;

      7.  Run New Features and Solutions in Tandem with Existing Modes;

      8.  Establish Verification Procedures and Documentation for Outside
          Vendors;
      9.  Evaluate and Improve the Process;

      10. Submit Reports on a Regular Basis to Board of Directors and Outside Constituencies Including Auditors and Regulatory Authorities

      With respect to the status of the plan, the potential problems have been identified and investigated, the alternative solutions for any problems have been structured, and the vendors for the possible solution have all submitted proposals. For the most part, all software and hardware is currently compliant with the Year 2000 issue. The one exception is custom software written in 1987 that is utilized by Bridges Investor Services, Inc. for transfer agent and dividend disbursing activities. Bridges Investment Counsel, Inc. will undertake an expenditure in the range of $20,000 to $50,000 to reprogram the existing software, purchase a new software license from an outside vendor, or outsource the transfer agency work to another transfer agent organization. The deadline for the installation of the solution from these three choices is September 30, 1998. The deadline for verification of the efficacy of the new solution is April 30, 1999.

                                             Respectfully submitted,

                                             \s\ Edson L. Bridges II
                                             Edson L. Bridges II
                                             Chairman

ELBII:kjs



Shareholder Communication             MD&A-8                     January 22,1998

                            Table 1:  Comparative Investment Positions of Bridges Investment Fund, Inc.
                                                 on December 31, 1996, and December 31, 1997

                                                                                         Numeric                %
                                              12/31/96             12/31/97              Change                 Change

Asset

Cash Reserves:

    Market Value                              $ 3,103,915            $   727,365            $(2,376,551)          -76.57
    Book Value                                  3,103,915                727,365             (2,376,551)          -76.57

    Unrealized Gain or (Loss)                 $         0            $         0            $         0             0.00
       Market Value/Book Value                        100.00                 100.00                   0.00          0.00
    Annual Income-Estimated                   $   156,950            $    40,927            $(  116,023)          -73.92

U.S. Treasury Securities:

    Market Value                              $ 3,485,000            $ 3,327,250            $(  157,750)           -4.53
    Book Value                                  3,423,919              3,217,457             (  206,462)           -6.03

    Unrealized Gain or (Loss)                 $    61,081            $   109,793            $    48,712           +79.75
       Market Value/Book Value                        101.78                 103.41                   1.63        + 1.60
    Annual Income-Estimated                   $   268,125            $   250,375            $(   17,750)           -6.62

Corp. Bonds, Debentures & Notes:

    Market Value                              $   750,511            $   965,951            $   215,440           +28.71
    Book Value                                    709,584                909,584                200,000           +28.19

    Unrealized Gain or (Loss)                 $    40,927            $    56,367            $    15,440           +37.73
    Market Value/Book Value                           105.77                 106.20                   0.43        + 0.41
    Annual Income-Estimated                   $    58,525            $    73,785            $    15,260           +26.07

Convertible Debentures:

    Market Value                              $   291,375            $         0             $ (291,375)            N.M.
    Book Value                                    299,265                      0               (299,265)            N.M.

    Unrealized Gain or (Loss)                 $  (  7,890)           $         0             $ (  7,890)            N.M.
       Market Value/Book Value                         97.36                   0.00                 -97.36          N.M.
    Annual Income-Estimated                   $    16,312            $         0             $ ( 16,312)            N.M.

Preferred Stock:

    Market Value                              $         0            $   260,625             $  260,625          +100.00
    Book Value                                          0                250,000                250,000          +100.00

    Unrealized Gain or (Loss)                 $         0            $    10,025             $   10,025          +100.00
       Market Value/Book Value                          0.00                 104.25                 104.25       +100.00
    Annual Income-Estimated                   $         0            $    21,950             $   21,950          +100.00

Convertible Preferred Stock:

    Market Value                              $   135,000            $   186,938             $   51,938           +38.47
    Book Value                                    137,925                137,925                      0             0.00

    Unrealized Gain or (Loss)                 $(    2,925)           $    49,013             $   51,938             N.M.
       Market Value/Book Value                         97.68                 135.54                  37.86        +38.76
    Annual Income-Estimated                   $     6,375            $     6,390             $       15           + 0.24

Common Stock:

    Market Value                              $21,649,358            $31,179,406             $9,530,048           +44.02
    Book Value                                 11,400,758             15,608,641              4,207,883           +36.91

    Unrealized Gain or (Loss)                 $10,248,600            $15,570,765             $5,322,165           +51.93
       Market Value/Book Value                        189.89                 199.76                   9.87        + 5.20
    Annual Income-Estimated                   $   408,164            $   407,905             $(     259)          - 0.06

Shareholder Communication            MD&A-9                        January 22, 1998


Table 1 (Continued)
                                                                                         Numeric                %
                                              12/31/96             12/31/97              Change                 Change


Total Portfolio:

    Market Value                              $29,415,159            $36,647,535             $7,232,376           +24.59
    Book Value                                 19,075,366             20,850,972              1,775,606           + 9.31

    Unrealized Gain or (Loss)                 $10,339,793            $15,796,563             $5,456,770           +52.77
       Market Value/Book Value                        154.20                 175.76                  21.56        +13.98
    Annual Income-Estimated                   $   914,451            $   806,428             $( 108,023)          -11.81



N.M. - Calculation Not Statistically Meaningful

Note:  The statistics shown above are obtained from internal management reports that may or may not precisely agree with audited financial data.



[CAPTION]


                                                  12/31/96
                                                  12/31/97
Portfolio Diversification       % of Mkt. Val.   % of Mkt. Val.

[S]                             [C]              [C]
Cash Reserves                        10.5             2.0
U.S. Treasury Securities             11.8             9.1
Corp. Bonds, Deb. & Notes             2.6             2.6
Convertible Debentures                1.0             0.0
Preferred Stocks                      0.0             0.7
Convertible Preferred Stocks          0.5             0.5
Common Stocks                        73.6            85.1

Total                               100.0           100.0


Shareholder Communication             MD&A-10            January 22, 1998





Graph to demonstrate the "Comparison of Change in Value of a $10,000 Investment in Bridges Investment Fund, Inc. and the Standard and Poors 500 Index.


Year    BIF        S & P 500
1987    10,000.00  10,000.00
1988    11,142.39  12,307.45
1989    13,648.11  16,193.56
1990    13,896.18  15,690.30
1991    16,816.99  20,450.20
1992    17,832.26  22,006.30
1993    18,954.63  24,210.15
1994    19,012.04  24,538.28
1995    24,898.08  33,725.36
1996    29,395.05  41,450.22
1997    35,959.32  55,261.41


    (Amounts in table above represent year-end market values, and are plotted as data points on a line graph in the actual annual shareholder report.)

    Average Annual Total Return for Bridges Investment Fund, Inc.:
     1  Year   22.29%
     5  Year   15.04%
     10 Year   13.65%

    Past Performance is not predictive of future performance.





SHAREHOLDER COMMUNICATION                  MD&A-11           JANUARY 22, 1998

               INFORMATION SUPPORTING AND SETTING QUALIFICATIONS
                             FOR INVESTMENT RETURNS

ASSUMPTIONS


   1.THE INITIAL INVESTMENT WAS MADE AT THE PUBLIC OFFERING PRICE LAST
     CALCULATED ON THE BUSINESS DAY BEFORE THE FIRST DAY OF THE FIRST FISCAL
     YEAR.

   2.THE SUBSEQUENT ACCOUNT VALUES ARE BASED ON THE NET ASSET VALUES OF THE
     FUND LAST CALCULATED ON THE LAST BUSINESS DAY OF THE FIRST AND EACH SUBSEQUENT FISCAL YEAR.

   3.THE CALCULATION FOR THE FINAL ACCOUNT VALUE ASSUMES THE ACCOUNT WAS CLOSED
     AND THE REDEMPTION WAS AT THE PRICE LAST CALCULATED ON THE LAST BUSINESS DAY OF THE MOST RECENT FISCAL YEAR.

   4.ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS BY THE FUND WERE REINVESTED
     AT THE PRICE ON THE REINVESTMENT DATES. THE DIVIDEND FOR THE STANDARD & POOR'S 500 COMPOSITE INDEX FOR THE PREVIOUS QUARTER WAS INVESTED AT THE MONTH-END PRICE CLOSEST TO THE REINVESTMENT DATE FOR THE FUND.

   5.REINVESTMENT FEES FOR DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS WERE
     DEDUCTED BEFORE REINVESTMENT IN SHARES OF THE FUND. THE STANDARD & POOR'S 500 COMPOSITE INDEX WAS NOT CHARGED WITH ANY BROKERAGE COMMISSIONS, REINVESTMENT FEES, OR OPERATING EXPENSES.

APPROPRIATE INDEX
-----------------

     THE FUND IS TO SELECT AN "APPROPRIATE BROAD-BASED SECURITIES MARKET INDEX" THAT IS ADMINISTERED BY AN ORGANIZATION THAT IS NOT AN AFFILIATED PERSON OF THE FUND OR ITS INVESTMENT ADVISER. THE SECURITIES INDEX CHOSEN MUST BE ADJUSTED TO REFLECT REINVESTMENT OF DIVIDENDS ON SECURITIES IN THE INDEX, BUT NOT THE EXPENSES OF THE FUND.

USE OF ADDITIONAL INDEXES
-------------------------

     IN ADDITION TO THE REQUIRED COMPARISON TO A BROADLY-BASED INDEX, MUTUAL FUND REGISTRANTS WITH THE SECURITIES AND EXCHANGE COMMISSION ARE URGED TO COMPARE THEIR PERFORMANCES TO OTHER MORE NARROWLY-BASED INDEXES THAT REFLECT THE MARKET SECTORS IN WHICH THEY INVEST. MANAGEMENT HAS INVESTIGATED COMMERCIAL PAPER, TREASURY BILL, TREASURY NOTE, TREASURY BOND, AND CORPORATE BOND INDEXES TO COVER THOSE PORTFOLIO SEGMENTS NOT INVESTED IN THE COMMON STOCK MARKET. SOME PROBLEMS WITH COMPARABLE INFORMATION HAVE BEEN ENCOUNTERED. THEREFORE, AT THIS POINT IN TIME, THE FUND MANAGEMENT HAS DECIDED NOT TO PRESENT THE COMPARISONS TO THE MORE NARROW INDICES.